UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 S. Joplin Avenue, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)
Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 29, 2011, The Empire District Electric Company (the “Company”) filed a Current Report on Form 8−K relating to the voting results at its annual meeting of shareholders on April 28, 2011 (the “Annual Meeting”). This Current Report on Form 8−K/A is being filed solely to disclose the determination of the Board of Directors of the Company regarding how frequently the Company will include in its proxy materials a non-binding advisory vote on the compensation of its named executive officers (“Say on Pay Vote”).

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

After considering the vote of the shareholders at the Annual Meeting, the Board of Directors determined at its meeting held on July 28, 2011 that the Company will hold Say on Pay Votes every year until the next non-binding advisory shareholder vote on the frequency of Say on Pay Votes, which will occur no later than the Company’s annual meeting of shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY By: /s/ Laurie A. Delano Name: Laurie A. Delano Title: Vice President - Finance & Chief Financial Officer

Dated:  August 1, 2011